                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   October 29, 2004
                                                     --------------------------

                                W. R. GRACE & CO.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-13953                                          65-0773649
--------------------------------------------------------------------------------
    (Commission File Number)                              (IRS Employer
                                                        Identification No.)

        7500 GRACE DRIVE
       COLUMBIA, MARYLAND                                      21044
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (410) 531-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                W.R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01         Other Events.
                  ------------

     On October 29, 2004 W. R. Grace & Co. received a letter informing the company that it has been named as a target of a federal grand jury investigation involving possible obstruction of federal agency proceedings, violations of federal environmental laws, and conspiring with others to violate federal environmental laws. Grace believes that the investigation is related to its former vermiculite mining and processing activities in Libby, Montana. Grace has not been advised of any details about the possible violations of law and is unable to assess at this point whether the results of this investigation will be material to Grace. Grace is aware that several current and former senior level employees associated with Grace's construction products business also have been named as targets of the investigation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               W. R. GRACE & CO.
                                            ------------------------
                                                  (Registrant)

                                            By /s/ Mark A. Shelnitz
                                               --------------------
                                                 Mark A. Shelnitz
                                                   Secretary

Dated:  November 1, 2004